SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 6, 2006


                            FARNSWORTH BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         New Jersey                    0-24621                  22-3591051
----------------------------        --------------            --------------
(State or other jurisdiction        (SEC File No.)            (IRS Employer
      of incorporation)                                       Identification
                                                                 Number)


789 Farnsworth Avenue, Bordentown, NJ                             08505
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (609) 298-0723
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/  Written communications pursuant to Rule 425 under the Securities Act
/_/  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
/_/  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
/_/  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                            FARNSWORTH BANCORP, INC.

                    INFORMATION TO BE INCLUDED IN THE REPORT


                             SECTION 8--OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

     On November 6, 2006, the Registrant's Board of Directors declared a semi-annual cash dividend of $.05 per share payable on November 29, 2006, to shareholders of record as of November 20, 2006.

     For further details, reference is made to the Press Release dated November 7, 2006, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)Exhibits:

          Exhibit 99 - Press Release dated November 7, 2006
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           FARNSWORTH BANCORP, INC.


Date: November 7, 2006                     By: /s/ Gary N. Pelehaty
      ---------------------                    ---------------------------------
                                               Gary N. Pelehaty
                                               President and Chief
                                               Executive Officer



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